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                                                                   EXHIBIT 10.58



                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Agreement") is made as of November 25, 1997 by each of the undersigned (each individually a "Debtor" and collectively, "Debtors"), in favor of Energy Capital Investment Company PLC, an English investment company, EnCap Equity 1994 Limited Partnership, a Texas limited partnership, and Gecko Booty 1994 I Limited Partnership, a Texas limited partnership (collectively, "Secured Party").

                                    RECITALS:

1. Future Petroleum Corporation, a Utah corporation ("Buyer") has executed those certain promissory notes of even date herewith, payable to the order of Secured Party in the aggregate principal amount of $6,600,000 (such promissory notes, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Notes").

2. The Notes were executed pursuant to a Purchase and Sale Agreement dated November 25, 1997 (the "Purchase Agreement"), by and between Buyer and Secured Party, pursuant to which Buyer has agreed to purchase from Secured Party all of the limited partnership interests in each of BMC Development No. 1 Limited Partnership and Future Acquisition 1995, Ltd., each a Texas limited partnership (together with their successors, each a "Partnership"), and all of the assets of Gecko Booty 1994 I Limited Partnership, and pursuant to which Secured Party has agreed to extend credit to Buyer under the Notes to consummate such purchase.

3. Pursuant to the Purchase Agreement, each Partnership, Future Energy Corporation, a Nevada corporation ("Future Nevada"), and Future Petroleum Corporation, a Texas corporation ("Future Texas"), each a wholly-owned Subsidiary of Buyer and the sole limited and general partners of each Partnership, respectively, are concurrently herewith giving to Secured Party a Guaranty of even date herewith (as from time to time amended, supplemented or restated, the "Guaranty") of all of the indebtedness of Buyer under the Purchase Agreement and the Notes.

4. It is a condition precedent to Secured Party's obligation to extend credit to Buyer pursuant to the Purchase Agreement that Debtors shall execute and deliver to Secured Party a satisfactory security agreement granting liens on and security interests in all of their assets to secure Debtors' obligations under the Purchase Agreement, the Notes and the Guaranty.

5. Buyer owns directly (i) all of the issued and outstanding shares of capital stock of Future Nevada, which in turn owns a 99% limited partnership interest in each Partnership, and (ii) all of the issued and outstanding shares of capital stock of Future Texas, which in turn owns a 1% general partnership interest in each Partnership.

6. Buyer, Future Nevada, Future Texas, the Partnerships and the other direct and indirect subsidiaries of Buyer are mutually dependent on each other in the conduct of their respective businesses under a holding company structure, with the credit needed from time to time by each often being provided by another or by means of financing obtained by one such affiliate with the support of the others for their mutual benefit and the ability of each to obtain such financing being dependent on the successful operations of the others.

7. The board of directors of each Debtor that is a corporation, and the board of directors of Future Texas, as general partner of each Partnership, has determined that such Debtor's execution,



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         delivery and performance of this Agreement may reasonably be expected to benefit such Debtor, directly or indirectly, and is in the best interests of such Debtor.

         NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Debtors from Secured Party's extension of credit under the Notes, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Secured Party to extend credit under the Purchase Agreement, each Debtor hereby agrees with Secured Party as follows:

                     ARTICLE I - Definitions and References

         Section 1.1. General Definitions. As used herein, the terms "Agreement", "Debtor", "Secured Party", "Buyer", "Notes", "Purchase Agreement", "Partnership", "Future Nevada", "Future Texas" and "Guaranty" shall have the meanings indicated above, and the following terms shall have the following meanings:

         "Collateral" means all property, of whatever type, which is described in Section 2.1 as being at any time subject to a security interest granted hereunder to Secured Party.

         "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing Inventory, Equipment, or other goods.

         "Equipment" means all equipment (as defined in the UCC) in whatever form, wherever located, and whether now or hereafter existing, and all parts thereof, all accessions thereto, and all replacements therefor.

         "General Intangibles" means all general intangibles (as defined in the UCC) of any kind (including choses in action, tax refunds, insurance proceeds, and contract rights), and all instruments, security agreements, leases, contracts, and other rights (except those constituting Receivables, Documents, or Instruments) to receive payments of money or the ownership or possession of property.

         "Instruments" means all "instruments", "chattel paper" or "letters of credit" (as each is defined in" the UCC).

         "Inventory" means all inventory (as defined in the UCC) in all of its forms, wherever located and whether now or hereafter existing, including (a) all movable property and other goods held for sale or lease, all movable property and other goods furnished or to be furnished under contracts of service, all raw materials and work in process, and all materials and supplies used or consumed in a business, (b) all movable property and other goods which are part of a product or mass, (c) all movable property and other goods which are returned to or repossessed by the seller, lessor, or supplier thereof, (d) all goods and substances in which any of the foregoing is commingled or to which any of the foregoing is added, and (e) all accessions to, products of, and documents for any of the foregoing.

         "Obligation Documents" means the Purchase Agreement, the Notes, the Guaranty, the Note Documents, and all other documents and instruments under, by reason of which, or pursuant to which any or all of the Secured Obligations are evidenced, governed, secured, guaranteed, or otherwise dealt with, and all other agreements, certificates, and other documents, instruments and writings heretofore or hereafter delivered in connection herewith or therewith.

         "Other Liable Party" means any Person, other than Debtors, who may now or may at any time hereafter be primarily or secondarily liable for any of the Secured Obligations or who may now or may at any time hereafter have granted to Secured Party a Lien upon any property as security for the Secured Obligations.



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         "Proceeds" means, with respect to any property of any kind, all proceeds of, and all other profits, products, rentals or receipts, in whatever form, arising from any sale, exchange, collection, lease, licensing or other disposition of, distribution in respect of, or other realization upon, such property, including all claims against third parties for loss of, damage to or destruction of, or for proceeds payable under (or unearned premiums with respect to) insurance in respect of, such property (regardless of whether Secured Party is named a loss payee thereunder), and any payments paid or owing by any third party under any indemnity, warranty, or guaranty with respect to such property, and any condemnation or requisition payments with respect to such property, in each case whether now existing or hereafter arising.

         "Receivables" means (a) all accounts (as defined in the UCC) and all other rights to payment for goods or other personal property which have been (or are to be) sold, leased, or exchanged or for services which have been (or are to
be) rendered, regardless of whether such accounts or other rights to payment have been earned by performance and regardless of whether such accounts or other rights to payment are evidenced by or characterized as accounts receivable, contract rights, book debts, notes, drafts or other obligations of indebtedness,
(b) all Documents and Instruments of any kind relating to such accounts or other rights to payment or otherwise arising out of or in connection with the sale, lease or exchange of goods or other personal property or the rendering of services, (c) all rights in, to, or under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, rights to payment, Documents, or Instruments, (d) all rights in, to and under any purchase orders, service contracts, or other contracts out of which such accounts and other rights to payment arose (or will arise on performance), and (e) all rights in or pertaining to any goods arising out of or in connection with any such purchase orders, service contracts, or other contracts, including rights in returned or repossessed goods and rights of replevin, repossession, and reclamation.

         "Secured Obligations" has the meaning given such term in Section 2.2.

         "UCC" means the Uniform Commercial Code in effect in the State of Texas on the date hereof.

         Section 1.2. Incorporation of Other Definitions. Reference is hereby made to the Purchase Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement which are defined in the Purchase Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein. All terms used in this Agreement which are defined in the UCC and not otherwise defined herein or in the Purchase Agreement shall have the same meanings herein as set forth therein, except where the context otherwise requires.

         Section 1.3. Attachments. All exhibits or schedules which may be attached to this Agreement are a part hereof for all purposes.

         Section 1.4. Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including, but not limited to, references in Section 2.1) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

         Section 1.5. References and Titles. All references in this Agreement to Exhibits, Articles, Sections, subsections, and other subdivisions refer to the Exhibits, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of



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any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement. The words "this Agreement", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section" and "this subsection" and similar phrases refer only to the Sections or subsections hereof in which the phrase occurs. The word "or" is not exclusive, and the word "including" (in all of its forms) means "including without limitation". Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.

                         ARTICLE II - Security Interest

         Section 2.1. Grant of Security Interest. As collateral security for all of the Secured Obligations, each Debtor hereby pledges and assigns to Secured Party, and grants to Secured Party a continuing security interest, in and to all right, title and interest of each Debtor in and to any and all of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located:

         (a)  all Receivables.

         (b)  all General Intangibles.

         (c)  all Documents.

         (d)  all Instruments.

         (e)  all Inventory.

         (f)  all Equipment.

         (g) All books and records (including customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer software, computer hardware, computer disks and tapes and other storage media, printouts and other materials and records) of each Debtor pertaining to any of the Collateral.

         (h) All moneys and property of any kind of any Debtor in the possession or under the control of Secured Party.

         (i) All Proceeds of any and all of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether any Debtor's ownership or other rights therein are presently held or hereafter acquired and howsoever any Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         Each Debtor other than Buyer and Secured Party (by its acceptance hereof), hereby confirm that it is their intention that the security interests granted by such Debtor hereunder not constitute a fraudulent transfer or fraudulent conveyance for purposes of any federal or state law. To effectuate the foregoing intention, each such Debtor and Secured Party (by its acceptance hereof) hereby irrevocably agree and understand that, notwithstanding any other provision of this Agreement, the Collateral granted by such Debtor hereunder shall be limited to the maximum amount of Collateral that can be pledged without rendering this Agreement, as it relates to such Debtor, voidable under applicable law relating to fraudulent conveyances or fraudulent transfers, and not for any greater amount.



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         Section 2.2. Secured Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, indebtedness and liabilities, whether now existing or hereafter incurred or arising:

         (a) Purchase Agreement Indebtedness. The payment by Buyer, as and when due and payable, of the "Obligations", as defined in the Purchase Agreement, and of all amounts from time to time owing by Buyer under or in respect of the Purchase Agreement, the Notes or any of the other Obligation Documents.

         (b) Guaranty Indebtedness. The payment by each Partnership, Future Nevada and Future Texas, as and when due and payable, of all amounts from time to time owing by such Debtor under or in respect of the Guaranty, or any of the other Obligation Documents to which such Debtor is a party, and the due performance by such Debtor of all of its other respective obligations under or in respect of the Guaranty and such other Obligation Documents.

         (c) Renewals. All renewals, extensions, amendments, modifications, supplements, or restatements of or substitutions for any of the foregoing.

         (d) Performance. The due performance and observance by each Debtor of all of its other obligations from time to time existing under or in respect of any of the Obligation Documents.

As used herein, the term "Secured Obligations" refers to all present and future indebtedness, obligations and liabilities of whatever type which are described above in this section, including any interest which accrues after the commencement of any case, proceeding, or other action relating to the bankruptcy, insolvency, or reorganization of any Debtor. Each Debtor hereby acknowledges that the Secured Obligations are owed to each Secured Party and that each Secured Party is entitled to the benefits of the Liens given under this Agreement.

             ARTICLE III - Representations, Warranties and Covenants

         Section 3.1. Representations and Warranties. Each Debtor hereby represents and warrants to Secured Party as follows:

         (a) Ownership Free of Liens. Each Debtor has good and marketable title to the Collateral, free and clear of all Liens, encumbrances or adverse claims except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the Purchase Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. No effective financing statement or other registration or instrument similar in effect covering all or any part of the Collateral is on file in any recording office except any which have been filed in favor of or assigned to Secured Party. None of the Collateral is in the possession of any Person other than Debtors or Secured Party, except for Collateral being transported in the ordinary course of business.

         (b) No Conflicts or Consents. Neither the ownership or the intended use of the Collateral by any Debtor, nor the grant of the security interest by each Debtor to Secured Party herein, nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (a) any Law, (b) the organizational documents of any Debtor, or (c) any agreement, judgment, license, order or permit applicable to or binding upon any Debtor, or (ii) result in or require the creation of any Lien, charge or encumbrance upon any assets or properties of any Debtor or any Restricted Person except as expressly contemplated in the Obligation Documents. Except as expressly contemplated in the Obligation Documents, no consent, approval, authorization or order of, and no notice to or filing with any Tribunal or



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third party is required in connection with the grant by each Debtor of the security interest herein, or the exercise by Secured Party of its rights and remedies hereunder.

         (c) Security Interest. Each Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party as provided herein, free and clear of any Lien, adverse claim, or encumbrance, except for the security interests and other encumbrances expressly permitted by the Purchase Agreement. This Agreement creates a valid and binding first priority security interest in favor of Secured Party in the Collateral, which security interest secures all of the Secured Obligations.

         (d) Perfection. The taking possession by Secured Party of all Instruments and money constituting Collateral from time to time will perfect, and establish the first priority of, Secured Party's security interest hereunder in such Collateral. The filing of the financing statements delivered concurrently herewith by each Debtor to Secured Party will perfect, and establish the first priority (subject only to the security interests and other encumbrances expressly permitted by the Purchase Agreement) of, Secured Party's security interest hereunder in all other Collateral. No further or subsequent filing, recording, registration, other public notice or other action is necessary or desirable to perfect or otherwise continue, preserve or protect such security interest except for continuation statements or filings described in Section 3.2(b).

         (e) Receivables. Each Receivable represents the valid and legally binding indebtedness of a bona fide account debtor arising from the sale or lease by Debtors of goods or the rendition by Debtors of services and is not subject to contra-accounts, setoffs, defenses or counterclaims by or available to account debtors obligated on the Receivables except as disclosed to Secured Party. Subject to adjustments made (or to be made) in the ordinary course of business, Goods which have been delivered to, and services which have been rendered by any Debtor to the account debtor on each such Receivable have been accepted by such account debtor, and the amount shown as to each Receivable on each Debtor's books is the true and undisputed amount owing and unpaid thereon, subject only to discounts, allowances, rebates, Purchases and adjustments to which such account debtor has a right.

         (f) General Intangibles. Each General Intangible included within the Collateral which is material to each Debtor's business constituting a right to collect amounts due or to become due thereunder represents the valid and legally binding obligation of each other Person who is a party thereto or who is otherwise stated to be obligated thereunder, subject to no contra-accounts, setoffs, defenses, counterclaims, discounts, allowances, rebates, credits or adjustments by or available to account debtors obligated thereon, except for those which do not materially impair the value to such Debtor or the enforcement by such Debtor of such General Intangibles.

         (g) Documents and Instruments. All Documents and Instruments included within the Collateral are valid and genuine. Any such Document or Instrument has only one original counterpart which constitutes collateral within the meaning of the UCC or the Law of any applicable jurisdiction, and, if requested by Secured Party, all such original counterparts (other than checks delivered in payment of Receivables in the ordinary course of business) have been delivered into the possession of Secured Party.

         (h) Goods. None of the Collateral which constitutes goods (i) is covered by any Document (other than Documents which are subject hereto and have been delivered to Secured Party), (ii) is subject to any landlord's lien or similar Lien (other than the security interests and other encumbrances expressly permitted by the Purchase Agreement), (iii) has been related to, attached to, or used in connection with any real property so as to constitute a fixture upon such real property (except for real property which is subject to a Lien in favor of Secured Party), (iv) is now kept or is intended to be kept at any location other than as disclosed to Secured Party in writing (except for goods in transit in the ordinary course of each



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Debtor's business), (v) is installed in or affixed to other goods so as to be an accession to such other goods (unless such other goods are included in the Collateral), or (vi) has been produced in violation of the Fair Labor Standards Act, as amended. All such goods are insured to the extent required under the Purchase Agreement.

         Section 3.2. General Covenants Applicable to All Collateral. Unless Secured Party shall otherwise consent in writing, each Debtor will at all times comply with the covenants contained in this Section 3.2 from the date hereof and so long as any part of the Secured Obligations is outstanding.

         (a) Change of Name, Location, or Structure; Additional Filings. Each Debtor recognizes that financing statements pertaining to the Collateral have been or may be filed where such Debtor maintains any Collateral, has its records concerning any Collateral or has its chief executive office or chief place of business. Without limitation of any other covenant herein, no Debtor will cause or permit any change to be made in its name, identity or organizational structure, or any change to be made to a jurisdiction other than as represented in Section 3.1 hereof in (i) the location of any Collateral (except with respect to Equipment which may be relocated within the original filing jurisdiction applicable thereto), (ii) the location of any records concerning any Collateral or (iii) in the location of its chief executive office or principal place of business, unless such Debtor shall have first (1) notified Secured Party of such change at least thirty (30) days prior to the effective date of such change, (2) taken all action requested by Secured Party (under the following subsection (b) or otherwise) for the purpose of further confirming and protecting Secured Party's security interests and rights under this Agreement and the perfection and priority thereof, and (3) if requested by Secured Party, provide to Secured Party a legal opinion to its satisfaction confirming that such change will not adversely affect in any way Secured Party's security interests and rights under this Agreement or the perfection or priority thereof. In any notice furnished pursuant to this subsection, each Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of Secured Party's security interest in the Collateral.

         (b) Further Assurances. Each Debtor will, at its expense as from time to time reasonably requested by Secured Party, promptly execute and deliver all further instruments, agreements, filings and registrations, and take all further action that may be necessary or that Secured Party may in good faith request in order: (i) to confirm and validate this Agreement and Secured Party's rights and remedies hereunder, (ii) to correct any errors or omissions in the descriptions herein of the Secured Obligations or the Collateral or in any other provisions hereof, (iii) to perfect, register and protect the security interests and rights created or purported to be created hereby and the first priority of such security interests and rights, (iv) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, or (v) to otherwise give Secured Party the full benefits of the rights and remedies described in or granted under this Agreement. As part of the foregoing each Debtor will, whenever reasonably requested by Secured Party (1) execute and file any financing statements, continuation statements, and other filings or registrations relating to Secured Party's security interests and rights hereunder, and any amendments thereto, (2) mark its books and records relating to any Collateral to reflect that such Collateral is subject to this Agreement and the security interests hereunder and (3) deliver to Secured Party (upon request, to the extent not otherwise required hereunder to be delivered without request) all originals of chattel paper, Documents or Instruments which are from time to time included in the Collateral. Upon the occurrence and during the continuation of a Default, to the extent requested by Secured Party from time to time, each Debtor will obtain from any material account debtor or other obligor on the Collateral the acknowledgment of such account debtor or obligor that such Collateral is subject to this Agreement.

         (c) Inspection and Information. Each Debtor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives appointed by Secured Party, including independent accountants, agents, attorneys, appraisers and any other persons, to inspect any of the



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Collateral and the books and records of or relating to the Collateral at any time during normal business hours, and to make photocopies and photographs thereof, and to write down and record any information as such representatives shall obtain. Upon request from time to time by Secured Party, each Debtor will furnish to Secured Party (i) any information concerning any covenant, provision or representation contained herein or any other matter in connection with the Collateral or such Debtor's business, properties, or financial condition, and
(i) statements and schedules identifying and describing the Collateral and other reports and information requested in connection with the Collateral, all in reasonable detail.

         (d) Ownership, Liens, Possession and Transfers. Each Debtor will maintain good and marketable title to all Collateral, free and clear of all Liens, encumbrances or adverse claims except for the security interest created by this Agreement and Liens permitted under the Purchase Agreement, and no Debtor will grant or allow any such Liens, encumbrances or adverse claims to exist. No Debtor will grant or allow to remain in effect, and each Debtor will cause to be terminated, any financing statement or other registration or instrument similar in effect covering all or any part of the Collateral, except any which have been filed in favor of (or assigned to) Secured Party. Each Debtor will defend Secured Party's right, title and special property and security interest in and to the Collateral against the claims of any Person. Each Debtor (i) will insure that all of the Collateral -- whether goods, Documents, Instruments, or otherwise -- is and remains in the possession of such Debtor or Secured Party (or a bailee selected by Secured Party who is holding such Collateral for the benefit of Secured Party), except for goods being transported in the ordinary course of business, and (ii) will not sell, assign (by operation of Law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral except in the ordinary course of business.

         (e) Impairment of Security Interest. No Debtor will take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's first priority security interest in any Collateral.

         (f)  Insurance.

                  (i) Each Debtor will, at its own expense, maintain insurance with respect to all Collateral which constitutes goods in such amounts, against such risks, in such form and with such insurers, as shall be required under the Purchase Agreement. Each policy for liability insurance shall provide for all losses to be paid on behalf of Secured Party and the Debtor that owns the Collateral as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be paid directly to Secured Party. Each such policy shall in addition (A) name the Debtor who owns the Collateral and Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon Secured Party) as their interests may appear, (B) contain the agreement by the insurer that any loss thereunder shall be payable to Secured Party notwithstanding any action, inaction or breach of representation or warranty by such Debtor, (C) do not provide any recourse against Secured Party for payment of premiums or other amounts with respect thereto and (D) provide that at least thirty (30) days' prior written notice of cancellation or of lapse shall be given to Secured Party by the insurer. Each Debtor will, if so requested by Secured Party, deliver to Secured Party original or duplicate policies of such insurance and, as often as Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance. Each Debtor will also, at the request of Secured Party, duly execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

                  (ii) Reimbursement under any liability insurance maintained by any Debtor pursuant to this Section 3.2(f) may be paid directly to the Person who has incurred the loss or damage covered by such insurance. With respect to any loss involving damage to Collateral which constitutes goods as to which subsection (iii) of this Section 3.2(f) is not applicable, each Debtor will make or



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         cause to be made the necessary repairs to or replacements of such
         Collateral owned by it, and any proceeds of insurance maintained by any Debtor pursuant to this Section 3.2(f) shall be paid to such Debtor by Secured Party as reimbursement for the costs of such repairs or replacements as such repairs or replacements are made or acquired.

                  (iii) Upon the occurrence and during the continuance of an Event of Default or upon the occurrence of a loss in excess of $50,000 per occurrence of any Collateral which constitutes goods, all insurance payments in respect of such Collateral shall be paid to Secured Party and applied as specified in Section 4.3 hereof.

         Section 3.3. Covenants for Specified Types of Collateral. Unless Secured Party shall otherwise consent in writing, each Debtor will at all times comply with the covenants contained in this Section 3.3 from the date hereof and so long as any part of the Secured Obligations is outstanding.

         (a) Receivables. Each Debtor will, except as otherwise provided in Sections 4.1(e) or 4.2(a), collect at its own expense all amounts due or to become due under each Receivable which is included within the Collateral. In connection with such collections, each Debtor may (and, upon the occurrence and during the continuance of a Default, at Secured Party's direction, will) take such action (not otherwise forbidden hereunder) as such Debtor (or, upon the occurrence and during the continuance of a Default, Secured Party) may deem necessary or advisable to enforce collection or performance of each such Receivable. Except for actions and omissions in the ordinary course of business which do not in the aggregate cause losses or reductions in excess of five percent (5%) of the aggregate face amount of all such Receivables outstanding at any time, each Debtor (i) will duly perform and cause to be performed all of its obligations with respect to the goods or services, the sale or lease or rendering of which gave rise or will give rise to each such Receivable, and (ii) will not (whether through failure to duly perform its obligations under any contracts, instruments, and agreements which are related to any such Receivable, or by any written instrument, or otherwise) take or allow any action or omission which causes any such Receivable to become subject to any contra-accounts, setoffs, defenses, counterclaims, discounts, allowances, rebates, credits or adjustments by or available to account debtors obligated on such Receivable.

         (b) General Intangibles. Each Debtor will, except as otherwise provided in Sections 4.1(e) or 4.2(a), collect at its own expense all amounts due or to become due under each General Intangible included within the Collateral. In connection with such collections, each Debtor may (and, upon the occurrence and during the continuance of a Default, at Secured Party's direction, will) take such action (not otherwise forbidden hereunder) as such Debtor (or, upon the occurrence and during the continuance of a Default, Secured Party) may deem necessary or advisable to enforce collection or performance of each such General Intangible. Each Debtor will duly perform and cause to be performed all of its obligations under any contracts, instruments, and agreements which are, or which are related to, any General Intangibles of such Debtor. No Debtor will (whether through failure to duly perform its obligations under any contracts, instruments, and agreements which are related to any such General Intangibles, or by any written instrument, or otherwise) take or allow any action or omission which causes any such General Intangibles to become subject to any contra-accounts, setoffs, defenses, counterclaims, discounts, allowances, rebates, credits or adjustments by or available to account debtors obligated on such General Intangibles, except for those which (i) in the case of such General Intangibles under which money is owing to such Debtor, do not in the aggregate exceed five percent (5%) of the aggregate face amount of all such General Intangibles owing to such Debtor, and (ii) in the case of other General Intangibles included within the Collateral, do not materially impair the value or enforcement of such General Intangibles.

         (c) Documents and Instruments. Each Debtor will at all times cause any Documents or Instruments which are included within the Collateral to be valid and genuine. Each Debtor will cause all

Instruments included within the Collateral to have only one original counterpart. If requested by Secured Party, each Debtor will promptly deliver to Secured Party all originals of Documents or Instruments which are included within the Collateral. No Debtor will (whether through failure to duly perform its obligations under any contracts, instruments, and agreements which are related to any Documents or Instruments which are included within the Collateral, or by any written instrument, or otherwise) take or allow any action or omission which causes any Documents or Instruments which are included within the Collateral to become subject to any contra-accounts, setoffs, defenses, counterclaims, discounts, allowances, rebates, credits or adjustments by or available to the Persons obligated thereon. Upon request by Secured Party, each Debtor will mark each chattel paper which is included within the Collateral with a legend indicating that such chattel paper is subject to the security interest granted by this Agreement.

         (d) Inventory. Each Debtor will maintain, preserve, protect and store all Inventory included within the Collateral in good condition, repair and working order and in a manner which will not make void or cancelable any insurance with respect to such Collateral. Each Debtor will promptly furnish to Secured Party a statement respecting any loss or damage to any such Inventory with an aggregate value in excess of $50,000. Except for transportation of Inventory in the ordinary course of business, no Debtor will allow any such Inventory to be located in any jurisdiction other than those in which is filed an effective financing statement which perfects Secured Party's security interest hereunder in such Inventory. Except for Documents delivered into the possession of Secured Party, no Debtor will allow any Inventory included within the Collateral to be covered by any Document. Except for transportation and storage of Inventory in the ordinary course of business, no Debtor will cause or permit the removal of any item of Inventory from such Debtor's possession, control and risk of loss, and no Debtor will sell, assign (by operation of Law or otherwise), transfer, exchange, lease or otherwise dispose of any Inventory, other than in connection with the following:

                  (i) Sales or leases, other than during the continuance of an Event of Default, of Inventory in the ordinary course of business, and

                  (ii) Possession of Inventory by Secured Party or by a bailee selected by Secured Party who is holding such Inventory for the benefit of Secured Party.

         (e) Equipment. Each Debtor will maintain, preserve, protect and keep all Equipment included within the Collateral in good condition, repair and working order, ordinary wear and tear excepted, and will cause such Equipment to be used and operated in a good and workmanlike manner, in accordance with applicable Law and in a manner which will not make void or cancelable any insurance with respect to such Equipment. Each Debtor will promptly make or cause to be made all repairs, replacements and other improvements to or in connection with such Equipment which are necessary or desirable or that Secured Party may request to such end. Each Debtor will promptly furnish to Secured Party a statement respecting any loss or damage to any of such Equipment with an aggregate value in excess of $50,000. Except for transportation of Equipment in the ordinary course of business, no Debtor will allow any Equipment included within the Collateral to be located in any jurisdiction other than those in which is filed an effective financing statement which perfects Secured Party's security interest hereunder in such Equipment. No Debtor will cause or permit the removal of any item of Equipment from such Debtor's possession, control and risk of loss, and no Debtor will sell, assign (by operation of Law or otherwise), transfer, exchange, lease or otherwise dispose of any Equipment, other than in connection with the following:

                  (i) Sale or other disposal, other than during the continuance of an Event of Default, of any item of Equipment which is worn out or obsolete or which has been replaced by an item of equal suitability and value, owned by such Debtor and made subject to the security interest under this Agreement, but which is otherwise free and clear of any Liens, encumbrances or adverse claims, and

                  (ii) Possession of Equipment by Secured Party or by a bailee selected by Secured Party who is holding such Equipment for the benefit of Secured Party.

No Debtor will permit any of the Collateral which constitutes Equipment to at any time become so related to attached to, or used in connection with any particular real property so as to become a fixture upon such real property, or to be installed in or affixed to other goods so as to become an accession to such other goods unless such other goods are also included in the Collateral.

         (f) Certificates of Title. To the extent that there is at any time any Collateral in which a security interest may be perfected by a notation on the certificate of title or similar evidence of ownership of such Collateral, each Debtor will:

                  (i) concurrently with the execution hereof, with respect to any items of such Collateral with a book value in excess of $50,000 in which such Debtor presently has any interest,

                  (ii) promptly after the acquisition thereof, with respect to any items of such Collateral with a book value in excess of $50,000 in which such Debtor hereafter acquires any interest, and

                  (iii) promptly upon request by Secured Party, with respect to any other items of such Collateral,

deliver to Secured Party all such certificates of title and similar evidences of ownership, all applications therefor, and all other documents needed or helpful in registering Secured Party's security interest in such Collateral on such certificates of title, other evidences of ownership, and applications and in otherwise perfecting Secured Party's security interest in such Collateral.

                ARTICLE IV. - Remedies, Powers and Authorizations

         Section 4.1.  Normal Provisions Concerning the Collateral.

         (a) Additional Financing Statement Filings. Each Debtor hereby authorizes Secured Party to file, without the signature of such Debtor where permitted by Law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Each Debtor further agrees that a carbon, photographic or other reproduction of this Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction by Secured Party may deem appropriate.

         (b) Power of Attorney. Each Debtor hereby irrevocably appoints Secured Party as such Debtor's attorney-in-fact and proxy, with full authority in the place and stead of such Debtor and in the name of such Debtor or otherwise, from time to time in Secured Party's discretion, upon the occurrence and during the continuance of a Default, to take any action, and to execute or indorse any instrument, certificate or notice, which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement including any action or instrument: (i) to obtain and adjust any insurance required to be paid to Secured Party pursuant hereto; (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iii) to receive, indorse and collect any drafts or other Instruments or Documents; (iv) to enforce any obligations included among the Collateral; and (v) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce, perfect, or establish the priority of the rights of such Debtor or Secured

Party with respect to any of the Collateral. Each Debtor hereby acknowledges that such power of attorney and proxy are coupled with an interest, are irrevocable, and are to be used by Secured Party.

         (c) Performance by Secured Party. If any Debtor fails to perform any agreement or obligation contained herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be payable by such Debtor under
Section 4.5.

         (d) Bailees. If at any time any Debtor surrenders possession or control of any Collateral to any warehouseman, bailee or any of such Debtor's agents or processors, such Debtor shall, upon the request of Secured Party, notify such warehouseman, bailee, agent or processor of Secured Party's rights hereunder and instruct such Person to hold all such Collateral for Secured Party's account subject to Secured Party's instructions. (No such request by Secured Party shall be deemed a waiver of any provision hereof which was otherwise violated by such Collateral being held by such Person prior to such instructions by such Debtor.)

         (e) Collection Rights. Secured Party shall have the right at any time, upon the occurrence and during the continuance of a Default or an Event of Default, to notify (or to require Debtors to notify) any and all obligors under any Receivables, General Intangibles, Instruments or other rights to payment included among the Collateral of the assignment thereof to Secured Party under this Agreement and to direct such obligors to make payment of all amounts due or to become due to any Debtor thereunder directly to Secured Party and, upon such notification and at the expense of such Debtor and to the extent permitted by Law, to enforce collection of any such Receivables, General Intangibles, Instruments or other rights to payment and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Debtor could have done. After any Debtor receives notice that Secured Party has given (and after Secured Party has required such Debtor to give) any notice referred to above in this subsection:

                  (i) all amounts and proceeds (including instruments and writings) received by such Debtor in respect of such Receivables, General Intangibles, Instruments or other rights to payment shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary indorsement) to be, at Secured Party's discretion, either (A) held as cash collateral and released to such Debtor upon the remedy of all Defaults and Events of Default, or (B) if any Event of Default shall have occurred and be continuing, applied as specified in Section 4.3, and

                  (ii) such Debtor will not adjust, settle or compromise the amount or payment of any such Receivable, General Intangible, Instrument or other right to payment or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

         Section 4.2. Event of Default Remedies. If an Event of Default shall have occurred and be continuing, Secured Party may from time to time in its discretion, without limitation and without notice except as expressly provided below:

         (a) exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein, under the other Obligation Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral);

         (b) require each Debtor to, and each Debtor hereby agrees that it will at its expense and upon request of Secured Party promptly, assemble all or part of the Collateral as directed by Secured Party and make it (together with all books, records and information of such Debtor relating thereto) available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

         (c) prior to the disposition of any Collateral, (i) to the extent permitted by applicable Law, enter, with or without process of Law and without breach of the peace, any premises where any of the Collateral is or may be located, and without charge or liability to Secured Party seize and remove such Collateral from such premises, (ii) have access to and use the Company's books, records, and information relating to the Collateral, and (iii) store or transfer any of the Collateral without charge in or by means of any storage or transportation facility owned or leased by any Debtor, process, repair or recondition any of the Collateral or otherwise prepare it for disposition in any manner and to the extent Secured Party deems appropriate and, in connection with such preparation and disposition, use without charge any copyright, trademark, trade name, patent or technical process used by any Debtor;

         (d) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;

         (e) dispose of, at its office, on the premises of any Debtor or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Secured Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral;

         (f) buy (or allow one or more Secured Party to buy) the Collateral, or any part thereof, at any public sale;

         (g) buy (or allow one or more Secured Party to buy) the Collateral, or any part thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations; and

         (h) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and each Debtor hereby consents to any such appointment.

Each Debtor agrees that, to the extent notice of sale shall be required by Law, at least five (5) days' notice to such Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         Section 4.3. Application of Proceeds. If any Event of Default shall have occurred and be continuing, Secured Party may in its discretion apply any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, to any or all of the following in such order as Secured Party may elect:

         (a) To the repayment of all costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Secured Party in connection with
(i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure of any Debtor to perform or observe any of the provisions hereof;

         (b) To the payment or other satisfaction of any Liens, encumbrances, or adverse claims upon or against any of the Collateral;

         (c) To the reimbursement of Secured Party for the amount of any obligations of any Debtor or any Other Liable Party paid or discharged by Secured Party pursuant to the provisions of this Agreement or the other Obligation Documents, and of any expenses of Secured Party payable by any Debtor hereunder or under the other Obligation Documents;

         (d)  To the satisfaction of any other Secured Obligations;

         (e)  By holding the same as Collateral;

         (f) To the payment of any other amounts required by applicable Law (including any provision of the UCC); and

         (g) By delivery to any Debtor or to whoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

         Section 4.4. Deficiency. In the event that the proceeds of any sale, collection or realization of or upon Collateral by Secured Party are insufficient to pay all Secured Obligations and any other amounts to which Secured Party is legally entitled, each Debtor shall be liable for the deficiency, together with interest thereon as provided in the governing Obligation Documents or (if no interest is so provided) at such other rate as shall be fixed by applicable Law, together with the costs of collection and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency.

         Section 4.5. Indemnity and Expenses. In addition to, but not in qualification or limitation of, any similar obligations under other Obligation
Documents:

         (a) EACH DEBTOR WILL INDEMNIFY SECURED PARTY FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES AND LIABILITIES GROWING OUT OF OR RESULTING FROM THIS AGREEMENT (INCLUDING ENFORCEMENT OF THIS AGREEMENT),

WHETHER OR NOT SUCH CLAIMS, LOSSES AND LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED BY OR ARISING OUT OF SUCH INDEMNIFIED PARTY'S OWN NEGLIGENCE,

EXCEPT TO THE EXTENT SUCH CLAIMS, LOSSES OR LIABILITIES ARE PROXIMATELY CAUSED BY SUCH INDEMNIFIED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         (b) Each Debtor will upon demand pay to Secured Party the amount of any and all costs and expenses, including the fees and disbursements of Secured Party's counsel and of any experts and agents, which Secured Party may incur in connection with (i) the perfection and preservation of this security interest created under this Agreement, (ii) the administration of this Agreement; (iii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (iv) the exercise or enforcement of any of the rights of Secured Party hereunder; or (v) the failure by any Debtor to perform or observe any of the provisions hereof, except expenses resulting from Secured Party's individual gross negligence or willful misconduct.

         Section 4.6. Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, each Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. In so providing for non-judicial remedies, each Debtor recognizes and concedes that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm's length. Nothing herein is intended, however, to prevent Secured Party or any Debtor from resorting to judicial process at its option.

         Section 4.7. Other Recourse. Each Debtor waives any right to require Secured Party to proceed against any other Person, to exhaust any Collateral or other security for the Secured Obligations, to have any Other Liable Party joined with such Debtor in any suit arising out of the Secured Obligations or this Agreement, or to pursue any other remedy in Secured Party's power. Each Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension for any period of any of the Secured Obligations of any Other Liable Party from time to time. Each Debtor further waives any defense arising by reason of any disability or other defense of any Other Liable Party or by reason of the cessation from any cause whatsoever of the liability of any Other Liable Party. Until all of the Secured Obligations shall have been paid in full, no Debtor shall have any right to subrogation and each Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any Other Liable Party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Each Debtor authorizes Secured Party, without notice or demand, without any reservation of rights against such Debtor, and without in any way affecting such Debtor's liability hereunder or on the Secured Obligations, from time to time to (a) take or hold any other property of any type from any other Person as security for the Secured Obligations, and exchange, enforce, waive and release any or all of such other property, (b) apply the Collateral or such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (c) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any Other Liable Party in respect to any or all of the Secured Obligations or other security for the Secured Obligations, (d) waive, enforce, modify, amend or supplement any of the provisions of any Obligation Document with any Person other than such Debtor, and (e) release or substitute any Other Liable Party.

         Section 4.8. Limitation on Duty of Secured Party in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, Secured Party shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or as to the preservation of rights against prior parties or any other rights pertaining thereto. Secured Party shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Secured Party in good faith.

         Section 4.9. Appointment of Collateral Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, Secured Party may appoint any bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with Secured Party, or to act as separate agent or agents on behalf of Secured Parties, with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment. In so doing Secured Party may, in the name and on behalf of any Debtor, give to such co-agent or separate agent indemnities and other protections similar to those provided in Section 4.5.

                           ARTICLE V. - Miscellaneous

         Section 5.1. Notices. Any notice or communication required or permitted hereunder shall be given as provided in the Purchase Agreement.

         Section 5.2. Amendments. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Debtor and Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by any Debtor therefrom, shall be effective unless it is in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent specified in such writing.

         Section 5.3. Preservation of Rights. No failure on the part of Secured Party to exercise, and no delay in exercising, any right hereunder or under any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Neither the execution nor the delivery of this Agreement shall in any manner impair or affect any other security for the Secured Obligations. The rights and remedies of Secured Party provided herein and in the other Obligation Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by Law or otherwise. The rights of Secured Party under any Obligation Document against any party thereto are not conditional or contingent on any attempt by Secured Party to exercise any of its rights under any other Obligation Document against such party or against any other Person.

         Section 5.4. Unenforceability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 5.5. Survival of Agreements. All representations and warranties of all Debtors herein, and all covenants and agreements herein shall survive the execution and delivery of this Agreement, the execution and delivery of any other Obligation Documents and the creation of the Secured Obligations.

         Section 5.6. Other Liable Parties. Neither this Agreement nor the exercise by Secured Party or the failure of Secured Party to exercise any right, power or remedy conferred herein or by Law shall be construed as relieving any Other Liable Party from liability on the Secured Obligations or any deficiency thereon. This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased or irrespective of the validity or enforceability of any other Obligation Document to which any Debtor or any Other Liable Party may be a party, and notwithstanding the reorganization, death, incapacity or bankruptcy of any Other Liable Party, and notwithstanding the reorganization or bankruptcy or other event or proceeding affecting any Other Liable Party.

         Section 5.7. Binding Effect and Assignment. This Agreement creates a continuing security interest in the Collateral and (a) shall be binding on each Debtor and its successors and permitted assigns and (b) shall inure, together with all rights and remedies of Secured Party hereunder, to the benefit of Secured Party and their respective successors, transferees and assigns, as permitted by the Purchase Agreement. Without limiting the generality of the foregoing, Secured Party may (except as otherwise provided in the Purchase Agreement) pledge, assign or otherwise transfer any or all of their respective rights under any or all of the Obligation Documents to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to Secured Party, herein or otherwise. None of the rights or duties of any Debtor hereunder may be assigned or otherwise transferred without the prior written consent of Secured Party.

         Section 5.8. Termination. It is contemplated by the parties hereto that there may be times when no Secured Obligations are outstanding, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Secured Obligations. Upon the satisfaction in full of the Secured Obligations, upon the termination or expiration of the Purchase Agreement and any other commitment of Secured Party to extend credit to Borrower, and upon written request for the termination hereof delivered by Borrower to Secured Party, this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to Debtors. Secured Party will thereafter, upon Debtors' request and at Debtors' expense, (a) return to Debtors such of the Collateral in Secured Party's possession as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; and (b) execute and deliver to Debtors such documents as Debtors shall reasonably request to evidence such termination.

         SECTION 5.9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE PRIORITY, PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         Section 5.10. Counterparts. This Agreement may be separately executed in any number of counterparts, all of which when so executed shall be deemed to constitute one and the same Agreement.

         Section 5.11. "Note Document". This Agreement is a "Note Document", as defined in the Purchase Agreement, and, except as expressly provided herein to the contrary, this Agreement is subject to all provisions of the Purchase Agreement governing such Note Documents.

         IN WITNESS WHEREOF, each Debtor has caused this Agreement to be executed and delivered this Agreement by its officer thereunto duly authorized, as of the date first above written.

                            FUTURE PETROLEUM CORPORATION
                             a Utah corporation


                            By: /s/ B. CARL PRICE
                               -------------------------------------
                                B. Carl Price, President


                            FUTURE ENERGY CORPORATION
                              a Nevada corporation


                            By: /s/ B. CARL PRICE
                               -------------------------------------
                                B. Carl Price, President


                            FUTURE PETROLEUM CORPORATION
                             a Texas corporation


                            By: /s/ B. CARL PRICE
                               -------------------------------------
                                B. Carl Price, President


                            BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP,
                             a Texas limited partnership
                            FUTURE ACQUISITION 1995, LTD.,
                             a Texas limited partnership

                            By:   Future Petroleum Corporation, a Texas
                                   corporation, General Partner

                            By: /s/ B. CARL PRICE
                               -------------------------------------
                                B. Carl Price, President


Address of Debtors:

2351 West Northwest Highway
Dallas, Texas 75220
Attention: Carl Price
Telecopy: 214-350-8382

                               FINANCING STATEMENT

         This instrument is prepared and is intended to be a Financing Statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1 The name and address of the Debtor ("Debtor") is:

                  Future Petroleum Corporation
                   a Utah corporation
                  2351 West Northwest Highway
                  Dallas, Texas 75220
                  Attention: Carl Price

         2 The name and address of the secured parties ("Secured Party") are:

                  Energy Capital Investment Company PLC
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  EnCap Equity 1994 Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  Gecko Booty 1994 I Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

         3 This Financing Statement covers the following types or items of property (collectively, the "Collateral"):

All right, title and interest of Debtor in and to any and all of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located:

         (a)  all Receivables.

         (b)  all General Intangibles.

         (c)  all Documents.

         (d)  all Instruments.

         (e)  all Inventory.

         (f)  all Equipment.

         (g) All books and records (including customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer software, computer hardware, computer disks and tapes and other storage media, printouts and other materials and records) of Debtor pertaining to any of the Collateral.

         (h) All moneys and property of any kind of Debtor in the possession or under the control of Secured Party.

         (i) All Proceeds of any and all of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         4 This Financing Statement is presented for filing to the Secretary of State of Utah.

                            FUTURE PETROLEUM CORPORATION
                             A Utah corporation


                            By: /s/ B. CARL PRICE
                               -------------------------------------
                                B. Carl Price, President

                               FINANCING STATEMENT

         This instrument is prepared and is intended to be a Financing Statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1 The name and address of the Debtor ("Debtor") is:

                  Future Petroleum Corporation
                   a Utah corporation
                  2351 West Northwest Highway
                  Dallas, Texas 75220
                  Attention: Carl Price

         2 The name and address of the secured parties ("Secured Party") are:

                  Energy Capital Investment Company PLC
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  EnCap Equity 1994 Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  Gecko Booty 1994 I Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

         3 This Financing Statement covers the following types or items of property (collectively, the "Collateral"):

All right, title and interest of Debtor in and to any and all of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located:

         (a)  all Receivables.

         (b)  all General Intangibles.

         (c)  all Documents.

         (d)  all Instruments.

         (e)  all Inventory.

         (f)  all Equipment.

         (g) All books and records (including customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer software, computer hardware, computer disks and tapes and other storage media, printouts and other materials and records) of Debtor pertaining to any of the Collateral.

         (h) All moneys and property of any kind of Debtor in the possession or under the control of Secured Party.

         (i) All Proceeds of any and all of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         4 This Financing Statement is presented for filing to the Secretary of State of Texas.

                            FUTURE PETROLEUM CORPORATION
                             A Utah corporation


                            By: /s/ B. CARL PRICE
                               -------------------------------------
                                B. Carl Price, President

                               FINANCING STATEMENT

         This instrument is prepared and is intended to be a Financing Statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1 The name and address of the Debtor ("Debtor") is:

                  Future Energy Corporation
                   a Nevada corporation
                  2351 West Northwest Highway
                  Dallas, Texas 75220
                  Attention: Carl Price

         2 The name and address of the secured parties ("Secured Party") are:

                  Energy Capital Investment Company PLC
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  EnCap Equity 1994 Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  Gecko Booty 1994 I Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

         3 This Financing Statement covers the following types or items of property (collectively, the "Collateral"):

All right, title and interest of Debtor in and to any and all of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located:

         (a)  all Receivables.

         (b)  all General Intangibles.

         (c)  all Documents.

         (d)  all Instruments.

         (e)  all Inventory.

         (f)  all Equipment.

         (g) All books and records (including customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer software, computer hardware, computer disks and tapes and other storage media, printouts and other materials and records) of Debtor pertaining to any of the Collateral.

         (h) All moneys and property of any kind of Debtor in the possession or under the control of Secured Party.

         (i) All Proceeds of any and all of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         4 This Financing Statement is presented for filing to the Secretary of State of Nevada.

                            FUTURE ENERGY CORPORATION
                              A Nevada corporation


                            By: /s/ B. CARL PRICE
                               -------------------------------------
                                B. Carl Price, President

                               FINANCING STATEMENT

         This instrument is prepared and is intended to be a Financing Statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1 The name and address of the Debtor ("Debtor") is:

                  Future Energy Corporation
                   a Nevada corporation
                  2351 West Northwest Highway
                  Dallas, Texas 75220
                  Attention: Carl Price

         2 The name and address of the secured parties ("Secured Party") are:

                  Energy Capital Investment Company PLC
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  EnCap Equity 1994 Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  Gecko Booty 1994 I Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

         3 This Financing Statement covers the following types or items of property (collectively, the "Collateral"):

All right, title and interest of Debtor in and to any and all of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located:

         (a)  all Receivables.

         (b)  all General Intangibles.

         (c)  all Documents.

         (d)  all Instruments.

         (e)  all Inventory.

         (f)  all Equipment.

         (g) All books and records (including customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer software, computer hardware, computer disks and tapes and other storage media, printouts and other materials and records) of Debtor pertaining to any of the Collateral.

         (h) All moneys and property of any kind of Debtor in the possession or under the control of Secured Party.

         (i) All Proceeds of any and all of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         4 This Financing Statement is presented for filing to the Secretary of State of Texas.

                            FUTURE ENERGY CORPORATION
                              A Nevada corporation


                            By: /s/ B. CARL PRICE
                               -------------------------------------
                                B. Carl Price, President

                               FINANCING STATEMENT

         This instrument is prepared and is intended to be a Financing Statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1 The name and address of the Debtor ("Debtor") is:

                  Future Petroleum Corporation
                   a Texas corporation
                  2351 West Northwest Highway
                  Dallas, Texas 75220
                  Attention: Carl Price

         2 The name and address of the secured parties ("Secured Party") are:

                  Energy Capital Investment Company PLC
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  EnCap Equity 1994 Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  Gecko Booty 1994 I Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

         3 This Financing Statement covers the following types or items of property (collectively, the "Collateral"):

All right, title and interest of Debtor in and to any and all of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located:

         (a)  all Receivables.

         (b)  all General Intangibles.

         (c)  all Documents.

         (d)  all Instruments.

         (e)  all Inventory.

         (f)  all Equipment.

         (g) All books and records (including customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer software, computer hardware, computer disks and tapes and other storage media, printouts and other materials and records) of Debtor pertaining to any of the Collateral.

         (h) All moneys and property of any kind of Debtor in the possession or under the control of Secured Party.

         (i) All Proceeds of any and all of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         4 This Financing Statement is presented for filing to the Secretary of State of Texas.

                            FUTURE PETROLEUM CORPORATION
                             A Texas corporation


                            By: /s/ B. CARL PRICE
                               -------------------------------------
                                B. Carl Price, President

                               FINANCING STATEMENT

         This instrument is prepared and is intended to be a Financing Statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1 The name and address of the Debtor ("Debtor") is:

                  BMC Development No. 1 Limited Partnership
                  c/o Future Petroleum Corporation
                  2351 West Northwest Highway
                  Dallas, Texas 75220
                  Attention: Carl Price

         2 The name and address of the secured parties ("Secured Party") are:

                  Energy Capital Investment Company PLC
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  EnCap Equity 1994 Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  Gecko Booty 1994 I Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

         3 This Financing Statement covers the following types or items of property (collectively, the "Collateral"):

All right, title and interest of Debtor in and to any and all of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located:

         (a)  all Receivables.

         (b)  all General Intangibles.

         (c)  all Documents.

         (d)  all Instruments.

         (e)  all Inventory.

         (f)  all Equipment.

         (g) All books and records (including customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer software, computer hardware, computer disks and tapes and other storage media, printouts and other materials and records) of Debtor pertaining to any of the Collateral.

         (h) All moneys and property of any kind of Debtor in the possession or under the control of Secured Party.

         (i) All Proceeds of any and all of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         4 This Financing Statement is presented for filing to the Secretary of State of Texas.

                            BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP

                            By: Future Petroleum Corporation, general partner


                            By: /s/ B. CARL PRICE
                               -------------------------------------
                                B. Carl Price, President

                               FINANCING STATEMENT

         This instrument is prepared and is intended to be a Financing Statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1 The name and address of the Debtor ("Debtor") is:

                  Future Acquisition 1995, Ltd.
                  c/o Future Petroleum Corporation
                  2351 West Northwest Highway
                  Dallas, Texas 75220
                  Attention: Carl Price

         2 The name and address of the secured parties ("Secured Party") are:

                  Energy Capital Investment Company PLC
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  EnCap Equity 1994 Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

                  Gecko Booty 1994 I Limited Partnership
                  c/o EnCap Investments L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Colin Nisbeth

         3 This Financing Statement covers the following types or items of property (collectively, the "Collateral"):

All right, title and interest of Debtor in and to any and all of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located:

         (a)  all Receivables.

         (b)  all General Intangibles.

         (c)  all Documents.

         (d)  all Instruments.

         (e)  all Inventory.

         (f)  all Equipment.

         (g) All books and records (including customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer software, computer hardware, computer disks and tapes and other storage media, printouts and other materials and records) of Debtor pertaining to any of the Collateral.

         (h) All moneys and property of any kind of Debtor in the possession or under the control of Secured Party.

         (i) All Proceeds of any and all of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and however Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         4 This Financing Statement is presented for filing to the Secretary of State of Texas.

                            FUTURE ACQUISITION 1995, LTD.

                            By: Future Petroleum Corporation


                            By: /s/ B. CARL PRICE
                               -------------------------------------
                                B. Carl Price, President



                                      -2-